EXHIBIT 12.(b)

TILSON INVESTMENT TRUST

CHIEF EXECUTIVE OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual reports of the Tilson Focus Fund and the Tilson Dividend Fund (the “Funds”) of the Tilson Investment Trust on Form N-CSR for the period ended April 30, 2009, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Whitney R. Tilson, chief executive officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date: July 9, 2009	By: /s/ Whitney R. Tilson

                                                                                Whitney R. Tilson

Trustee, President and Principal Executive Officer

Tilson Investment Trust

A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.

TILSON INVESTMENT TRUST

CHIEF FINANCIAL OFFICER CERTIFICATION

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the semi-annual reports of the Tilson Focus Fund and the Tilson Dividend Fund (the “Funds”) of the Tilson Investment Trust on Form N-CSR for the period ended April 30, 2009, as filed with the Securities and Exchange Commission (the “Report”), the undersigned, Glenn H. Tongue, chief financial officer (or equivalent thereof) of the Funds, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Funds.

Date: June 30, 2009	By: /s/ Glenn H. Tongue

                                                                                Glenn H. Tongue

Vice President, Treasurer, and Principal Financial Officer

Tilson Investment Trust

A signed original of this written statement required by Section 906 has been provided to the Funds and will be retained by the Funds and furnished to the Securities and Exchange Commission or its staff upon request. This certification is being furnished to the Commission pursuant to 18 U.S.C. ss. 1350 and is not being filed as part of the Form N-CSR with the Commission.